SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549





                                    FORM 8-K





                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                      OF THE SEURITIES EXCHANGE ACT OF 1934



                       Date of Report:  November 24, 1999



                               SEMCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)




     MICHIGAN                0-8503              38-2144267
     (State  or  other     (Commission       (I.R.S.  Employer
     jurisdiction  of      File  Number)     Identification  No.)
     incorporation)




     405  WATER  STREET,  PORT  HURON,  MICHIGAN         48060
     (Address  of  principal  executive  offices)     (Zip  Code)



     Registrant's  telephone  number,  including  area  code     810-987-2200

ITEM  2.     ACQUISITION  OF  ASSETS.

     On November 1, 1999, SEMCO Energy, Inc. ("SEMCO Energy") closed on the previously announced acquisition of the assets and certain liabilities of ENSTAR Natural Gas Company and the outstanding stock of Alaska Pipeline Company (together known as "ENSTAR"). Certain financial statements of ENSTAR and pro forma combined financial statements of SEMCO Energy are filed as exhibits to this report. A Form 8-K filed on November 12, 1999 gives additional information regarding the acquisition.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.
(a) Financial Statements of Business Acquired - Attached as Exhibit 99.1 are the ENSTAR Combined Financial Statements and Notes to the Combined Financial Statements for the Years Ended December 31, 1998, 1997 and 1996 as well as the audit report of KPMG LLP. Exhibit 99.1 also includes ENSTAR's Combined Financial Statements for the Nine Months Ended September 30, 1999 and 1998.

(b) Pro Forma Financial Information - Attached as Exhibit 99.2 are the SEMCO Energy Pro Forma Combined Financial Statements (the "Pro Forma Financial Statements") reflecting the acquisition of ENSTAR as well as the audit report of Arthur Andersen LLP. The Pro Forma Financial Statements include a Pro Forma Combined Statement of Financial Position as of September 30, 1999 and Pro Forma Combined Statements of Income for the Year Ended December 31, 1998 and the Nine Months Ended September 30, 1999.

(c)     Exhibits  -

     23.1     Consent  of  KPMG  LLP,  independent  auditors.
     23.2     Consent  of  Arthur  Andersen  LLP,  independent  auditors.
     99.1 ENSTAR Combined Financial Statements and Notes to the Combined Financial Statements for the Years Ended December 31, 1998, 1997 and 1996.
     99.2 SEMCO Energy Pro Forma Combined Financial Statements reflecting the acquisition of ENSTAR.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SEMCO  Energy,  Inc.
                                              (Registrant)


Dated:  November  24,  1999               By:/s/Sebastian Coppola
                                             _________________________________
                                                 Sebastian  Coppola
                                                 Senior  Vice  President  and
                                                 Chief  Financial  Officer

                                  EXHIBIT INDEX
                                    Form 8-K
                                November 24, 1999




                                                                  Filed
Exhibit                                                    -----------------------
No.         Description                                     Herewith  By Reference
23.1        Consent of KPMG LLP, independent auditors. . .     X
23.2        Consent of Arthur Andersen LLP, independent
            auditors.. . . . . . . . . . . . . . . . . . .     X
99.1        ENSTAR Combined Financial Statements and
            Notes to the Combined Financial Statements
            for the Years Ended December 31, 1998, 1997
            and 1996.. . . . . . . . . . . . . . . . . . .     X
99.2        SEMCO Energy Pro Forma Financial
            Statements reflecting the acquisition of
            ENSTAR.. . . . . . . . . . . . . . . . . . . .     X